SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material under Rule 14a-12

Variable Insurance Products Fund II
(Name of Registrant as Specified In Its Charter)

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(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed:

Date

«Name»

«Company»

«ADDRESS1»

«ADDRESS2»

«City»

Dear «Sal»:

This letter is to inform you that on November 15, 2006 there will be a special meeting of contract holders of portfolios within the following three Fidelity VIP Trusts: Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III. The portfolios in each trust include those listed in the table attached to this letter. The purpose of these meetings is to consider and act upon the election of trustees.

Prior to the meetings, a proxy of contract holders of record at the close of business on September 18, 2006 will be required. Although Fidelity will incur the costs of the printing and mailing of the proxy statements in addition to the tabulation of contract holder votes, your company will still need to be actively involved in the process. Since we are still in the planning stage, it would be beneficial to get some estimated quantities as soon as possible, so that we can order the necessary number of statements for your policyholders. Please refer to your participation agreement for questions regarding your company's responsibilities.

We encourage you to utilize the services of MIS, an ADP Company, in Hingham, Massachusetts to handle the distribution of the proxy materials to, and the tabulation of votes from, your contract holders. MIS has been a Fidelity mutual fund proxy solicitor for many years and is the nation's leading mailer and tabulator of variable product proxies as well. MIS is very knowledgeable in all areas of annuity proxy solicitation and will provide a turnkey service including all of the proportional voting of your separate account share positions to Fidelity.

We know that many of the insurance companies that have separate accounts invested in Fidelity's Variable Insurance Products already have existing business relationships with MIS. If you currently use MIS to manage your proxies, please call Stephanie Camerlengo at 781-740-3431 at your earliest convenience to discuss the specifics of your portion of this proxy.

If you are not familiar with MIS, Stephanie will be pleased to provide you with a complete outline of their services and a cost estimate based on your needs. You will find MIS particularly helpful in assisting your data processing people with organizing and submitting your contract holder data in the proper format. Moreover, their ability to systematically prepare all of your proportional voting summaries will save you considerable time and effort. Should you have any qualms about sending your files to an outside service, then MIS will prepare and sign a confidentiality agreement for your records.

Hopefully, you will consider using MIS for this process. However, if you have any additional questions or concerns, please do not hesitate to contact me at 401-292-6344.

Sincerely,

/s/ Brian Haseltine

Brian Haseltine

Contract holders should read the proxy statement when it is available because it contains important information. The proxy statement will be available, without charge, from the EDGAR Database on the SEC's website (http://www.sec.gov) or by contacting Fidelity at 800-522-7297. The solicitation of proxies is being made on behalf of the Board of Trustees of Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III.

Fund #	Trust	Fund/Class Name	Cusip #
150	Variable Insurance Products Fund	Equity-Income Portfolio: Initial Class	922174305
1452	Variable Insurance Products Fund	Equity-Income Portfolio: Investor Class	922174453
471	Variable Insurance Products Fund	Equity-Income Portfolio: Service Class	922174602
356	Variable Insurance Products Fund	Equity-Income Portfolio: Service Class 2	922174859
1047	Variable Insurance Products Fund	Equity-Income Portfolio: Service Class 2 R	922174735
151	Variable Insurance Products Fund	Growth Portfolio: Initial Class	922174404
1453	Variable Insurance Products Fund	Growth Portfolio: Investor Class	922174446
472	Variable Insurance Products Fund	Growth Portfolio: Service Class	922174701
357	Variable Insurance Products Fund	Growth Portfolio: Service Class 2	922174867
1045	Variable Insurance Products Fund	Growth Portfolio: Service Class 2 R	922174776
152	Variable Insurance Products Fund	High Income Portfolio: Initial Class	922174206
1336	Variable Insurance Products Fund	High Income Portfolio: Initial Class R	922174727
1454	Variable Insurance Products Fund	High Income Portfolio: Investor Class	922174438
492	Variable Insurance Products Fund	High Income Portfolio: Service Class	922174800
358	Variable Insurance Products Fund	High Income Portfolio: Service Class 2	922174842
1338	Variable Insurance Products Fund	High Income Portfolio: Service Class 2 R	922174693
1337	Variable Insurance Products Fund	High Income Portfolio: Service Class R	922174719
153	Variable Insurance Products Fund	Money Market Portfolio	922174107
1455	Variable Insurance Products Fund	Money Market Portfolio: Investor Class	922174420
713	Variable Insurance Products Fund	Money Market Portfolio: Service Class	922174826
359	Variable Insurance Products Fund	Money Market Portfolio: Service Class 2	922174834
154	Variable Insurance Products Fund	Overseas Portfolio: Initial Class	922174503
1048	Variable Insurance Products Fund	Overseas Portfolio: Initial Class R	922174768
1472	Variable Insurance Products Fund	Overseas Portfolio: Investor Class R	922174396
495	Variable Insurance Products Fund	Overseas Portfolio: Service Class	922174883
362	Variable Insurance Products Fund	Overseas Portfolio: Service Class 2	922174875
1051	Variable Insurance Products Fund	Overseas Portfolio: Service Class 2 R	922174743
1049	Variable Insurance Products Fund	Overseas Portfolio: Service Class R	922174750
898	Variable Insurance Products Fund	Value Portfolio: Initial Class	922174818
1456	Variable Insurance Products Fund	Value Portfolio: Investor Class	922174412
900	Variable Insurance Products Fund	Value Portfolio: Service Class	922174792
904	Variable Insurance Products Fund	Value Portfolio: Service Class 2	922174784
156	Variable Insurance Products Fund II	Asset Manager Portfolio: Initial Class	922175203
1457	Variable Insurance Products Fund II	Asset Manager Portfolio: Investor Class	922175799
467	Variable Insurance Products Fund II	Asset Manager Portfolio: Service Class	922175609
363	Variable Insurance Products Fund II	Asset Manager Portfolio: Service Class 2	922175872
159	Variable Insurance Products Fund II	Asset Manager: Growth Portfolio: Initial Class	922175401
1458	Variable Insurance Products Fund II	Asset Manager: Growth Portfolio: Investor Class	922175781
468	Variable Insurance Products Fund II	Asset Manager: Growth Portfolio: Service Class	922175708
364	Variable Insurance Products Fund II	Asset Manager: Growth Portfolio: Service Class 2	922175864
158	Variable Insurance Products Fund II	Contrafund Portfolio: Initial Class	922175500
1459	Variable Insurance Products Fund II	Contrafund Portfolio: Investor Class	922175773
470	Variable Insurance Products Fund II	Contrafund Portfolio: Service Class	922175807
365	Variable Insurance Products Fund II	Contrafund Portfolio: Service Class 2	922175849
1046	Variable Insurance Products Fund II	Contrafund Portfolio: Service Class 2 R	922175815
1529	Variable Insurance Products Fund II	Disciplined Small Cap Portfolio: Initial Class	922175757
1532	Variable Insurance Products Fund II	Disciplined Small Cap Portfolio: Investor Class	922175724
1530	Variable Insurance Products Fund II	Disciplined Small Cap Portfolio: Service Class	922175740
1531	Variable Insurance Products Fund II	Disciplined Small Cap Portfolio: Service Class 2	922175732
157	Variable Insurance Products Fund II	Index 500 Portfolio	922175302
822	Variable Insurance Products Fund II	Index 500 Portfolio: Service Class	922175831
366	Variable Insurance Products Fund II	Index 500 Portfolio: Service Class 2	922175856
155	Variable Insurance Products Fund II	Investment Grade Bond Portfolio	922175104
1460	Variable Insurance Products Fund II	Investment Grade Bond Portfolio: Investor Class	922175765
827	Variable Insurance Products Fund II	Investment Grade Bond Portfolio: Service Class	922175823
367	Variable Insurance Products Fund II	Investment Grade Bond Portfolio: Service Class 2	922175880
487	Variable Insurance Products Fund III	Aggressive Growth Portfolio: Initial Class	922176748
1461	Variable Insurance Products Fund III	Aggressive Growth Portfolio: Investor Class	922176672
901	Variable Insurance Products Fund III	Aggressive Growth Portfolio: Service Class	922176730
231	Variable Insurance Products Fund III	Aggressive Growth Portfolio: Service Class 2	922176722
616	Variable Insurance Products Fund III	Balanced Portfolio: Initial Class	315802504
1462	Variable Insurance Products Fund III	Balanced Portfolio: Investor Class	922176664
469	Variable Insurance Products Fund III	Balanced Portfolio: Service Class	922176300
380	Variable Insurance Products Fund III	Balanced Portfolio: Service Class 2	922176607
786	Variable Insurance Products Fund III	Dynamic Capital Appreciation Portfolio: Initial Class	922176813
1463	Variable Insurance Products Fund III	Dynamic Capital Appreciation Portfolio: Investor Class	922176656
853	Variable Insurance Products Fund III	Dynamic Capital Appreciation Portfolio: Service Class	922176797
971	Variable Insurance Products Fund III	Dynamic Capital Appreciation Portfolio: Service Class 2	922176789
147	Variable Insurance Products Fund III	Growth & Income Portfolio: Initial Class	315802702
1464	Variable Insurance Products Fund III	Growth & Income Portfolio: Investor Class	922176649
473	Variable Insurance Products Fund III	Growth & Income Portfolio: Service Class	922176102
382	Variable Insurance Products Fund III	Growth & Income Portfolio: Service Class 2	922176706
617	Variable Insurance Products Fund III	Growth Opportunities Portfolio: Initial Class	315802207
1465	Variable Insurance Products Fund III	Growth Opportunities Portfolio: Investor Class	922176631
491	Variable Insurance Products Fund III	Growth Opportunities Portfolio: Service Class	922176201
385	Variable Insurance Products Fund III	Growth Opportunities Portfolio: Service Class 2	922176888
772	Variable Insurance Products Fund III	Mid Cap Portfolio: Initial Class	922176409
1466	Variable Insurance Products Fund III	Mid Cap Portfolio: Investor Class	922176623
773	Variable Insurance Products Fund III	Mid Cap Portfolio: Service Class	922176508
387	Variable Insurance Products Fund III	Mid Cap Portfolio: Service Class 2	922176805
1024	Variable Insurance Products Fund III	Value Strategies Portfolio : Initial Class	922176714
1025	Variable Insurance Products Fund III	Value Strategies Portfolio : Service Class	922176698
1026	Variable Insurance Products Fund III	Value Strategies Portfolio : Service Class 2	922176680
1467	Variable Insurance Products Fund III	Value Strategies Portfolio: Investor Class	922176615